[MASTRAPASQUA ASSET MANAGEMENT LOGO]

MASTRAPASQUA GROWTH FUND SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN THE COMMON STOCK OF COMPANIES WHOSE VALUATION MAY NOT YET REFLECT THE PROSPECTS FOR ACCELERATED EARNINGS/CASH FLOW GROWTH. THE FUND DOES NOT
PAY RULE 12B-1 (DISTRIBUTION) FEES.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

OCTOBER 1, 2005


MASTRAPASQUA GROWTH FUND

PROSPECTUS

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                                                              TABLE OF CONTENTS

                    RISK/RETURN SUMMARY                   2

                      Investment Objective                2
                      Principal Investment Strategies     2
                      Principal Investment Risks          3
                      Who May Want to Invest in the Fund  4

                    PERFORMANCE INFORMATION               5

                    FEE TABLE                             7

                    MANAGEMENT                            8

                      The Adviser                         8
                      Portfolio Managers                  8
                      Other Service Providers             9
                      Fund Expenses                       9

                    YOUR ACCOUNT                         10

                      How to Contact the Fund            10
                      General Information                10
                      Buying Shares                      12
                      Selling Shares                     16
                      Exchange Privileges                19
                      Retirement Accounts                19

                    OTHER INFORMATION                    20

                      Distributions                      20
                      Taxes                              20
                      Organization                       21

                    FINANCIAL HIGHLIGHTS                 22

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RISK/RETURN SUMMARY

CONCEPTS TO UNDERSTAND

COMMON STOCK means an equity or ownership interest in a company.

ACCELERATED EARNINGS OR CASH FLOW GROWTH means a dramatic increase in a company's earnings and/or cash flow.

MARKET CAPITALIZATION means the value of a company's common stock in the stock market.

PRICE/EARNINGS RATIO means the price of a stock divided by its earnings per share.

INVESTMENT OBJECTIVE

Mastrapasqua Growth Fund (the "Fund") seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

PRINCIPAL INVESTMENT POLICIES The Fund invests primarily in the common stock of companies that Mastrapasqua Asset Management, Inc. (the Adviser") believes have a demonstrated record of achievement and excellent prospects for earnings or cash flow growth over a 3 to 5 year period. In selecting investments for the Fund, the Adviser also looks for the common stock of companies whose valuation may not yet reflect the prospects for accelerated earnings or cash flow growth.

The Fund seeks growth opportunities among companies of various market capitalizations but invests primarily in the common stock of domestic medium to large market capitalization companies. Medium and large capitalization companies have market capitalizations such as those included in the Russell 1000(R) Growth Index at the time of their purchase. From time to time, however, the Fund may invest in companies with a market capitalization of less than $1 billion and own securities of foreign-based companies. The Fund may also invest up to 15% of its assets in common stock that is not actively traded on a national or regional stock exchange or market.

THE ADVISER'S PROCESS In selecting investments for the Fund's portfolio, the Adviser looks for securities of companies that the Adviser believes has shown consistent above-average long-term growth in earnings and cash flow and has excellent prospects for future growth. Such companies generally have projected 3 to 5 year earnings and cash flow growth rates that exceed the Adviser's assessment of the companies' risk-adjusted price-to-earnings ratio.

A smaller portion of the Fund's investment portfolio may consist of securities of "accelerated earnings or cash flow growth" companies that the Adviser believes are either currently enjoying or are projected to enjoy a dramatic increase in earnings and/or cash flow. These companies often have been overlooked by the financial community and are believed by the Adviser to have valuations that have not been fully recognized by the market. In the Adviser's opinion, these companies may experience an uncharacteristically rapid growth rate during the immediate 18 to 36 months. These companies

2

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are typically newer additions to the portfolio and may become long-term holdings over time.

Changes in the Adviser's outlook and market conditions may significantly affect the amount of time the Fund holds a security. The Fund may make short-term trades in order to take advantage of changing market, industry or company conditions. The Fund's portfolio turnover may vary greatly from year to year and during a particular year. The Adviser does not set a price target for its holdings in order to determine when to sell an investment, but generally will sell a security if one or more of the following occurs:

  .  A change in the fundamentals of a company or industry

  . The price of a security is deemed to be excessive when compared to its value

  . The Adviser believes that company management has not accurately assessed the company's prospects

TEMPORARY DEFENSIVE MEASURES In order to respond to adverse market, economic or other conditions, the Fund may assume a temporary defensive position and invest without limit in cash and prime quality cash equivalents such as commercial paper and money market instruments. As a result, the Fund may be unable to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS

GENERAL RISKS An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund's net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities. The market value of the securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. There is no assurance that the Fund will achieve its investment objective, and an investment in the Fund is not by itself a complete or balanced investment program. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The principal risks of an investment in the Fund include:

  . The market may not recognize what the Adviser believes to be the true value of the stocks held for an unexpectedly long time.

  . The earnings of the companies in which the Fund invests will not continue to grow at expected rates, thus causing the price of the underlying stocks to decline.

  . The smaller a company's market capitalization, the greater the potential for price fluctuations and volatility of its stock due to lower trading volume for the stock, less publicly available information about the company and less liquidity in the

                                                                             3

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     market for the stock. The potential for price fluctuations in the stock of a medium capitalization company may be greater than that of a large capitalization company.

  . The Adviser's judgment as to the growth potential or value of a stock may prove to be wrong.

  . A decline in investor demand for the stocks held by the Fund also may adversely affect the value of the securities.

WHO MAY WANT TO INVEST IN THE FUND

The Fund may be appropriate for you if you:

  .  Are willing to tolerate significant changes in the value of your investment

  .  Are pursuing a long-term goal

  .  Are willing to accept higher short-term risk for potential long-term return

The Fund may NOT be appropriate for you if you:

  . Want an investment that pursues market trends or focuses only on particular sectors or industries

  .  Need regular income or stability of principal

  .  Are pursuing a short-term goal or investing emergency reserves

4

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                                                        PERFORMANCE INFORMATION

The following chart and table illustrate the variability of the Fund's returns. The chart and the table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how the Fund's returns compare to a broad measure of market performance.

PERFORMANCE INFORMATION (BEFORE AND AFTER TAXES) REPRESENTS ONLY PAST PERFORMANCE AND DOES NOT NECESSARILY INDICATE FUTURE RESULTS.

The following chart shows the annual total return for each full calendar year that the Fund has operated.

                                    [CHART]

 2001     2002     2003     2004
------   ------   ------   ------
-31.34%  -35.87%  39.55%    8.50%



    The calendar year-to-date total return as of June 30, 2005 was -2.24%.

During the periods shown in the chart, the highest quarterly return was 20.52% (for the quarter ended December 31, 2001) and the lowest quarterly return was -28.73% (for the quarter ended March 31, 2001).

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The following table compares the Fund's average annual total return, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sale of Fund shares as of December 31, 2004 to the Russell 1000 Growth Index.

                                                      SINCE INCEPTION
                                               1 YEAR   (7/5/2000)
           Return Before Taxes                 8.50%      -12.97%
           Return After Taxes on Distributions 8.50%      -12.97%
           Return After Taxes on Distributions
             and Sale of Fund Shares           5.53%      -10.57%
           ----------------------------------------------------------
           Russell 1000 Growth Index           6.30%      -10.62%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The return after taxes on distributions and sale of Fund shares may exceed the Fund's other returns before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

The Russell 1000 Growth Index measures the performance of the Russell 1000
Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index and represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Growth Index is unmanaged and reflects reinvestment of all dividends paid by the stocks included in the index. Unlike the performance figures of the Fund, the Russell 1000 Growth Index's performance does not reflect the effect of expenses.

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                                                                      FEE TABLE

The following table describes the various fees and expenses that you will pay if you invest in the Fund.

          SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                      The Fund has no shareholder fees.

                        ANNUAL FUND OPERATING EXPENSES/(1)/
                        (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
                  Management Fees                       1.00%
                  Distribution (12b-1) Fees              None

                   Shareholder Service Fees             0.25%
                   Other Expenses                       1.11%
                   TOTAL ANNUAL FUND OPERATING EXPENSES 2.36%

                Fee Waiver and Expense Reimbursement/(2)/ 0.71%
                Net Expenses                              1.65%

/(1)/Based on amounts incurred during the Fund's fiscal year ended May 31, 2005 stated as a percentage of average daily net assets.
/(2)/Based on contractual fee waivers and expense reimbursements that may decrease after September 30, 2006. In addition to this contractual expense cap arrangement, the Adviser will voluntarily waive fees and/or reimburse the Fund's expenses, so that the Fund's Total Annual Fund Operating Expenses will not exceed 1.25%. Voluntary fee waivers and expense reimbursements may be reduced or eliminated at any time.

EXAMPLE

The following is a hypothetical example intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% annual return that the Fund's Total Annual Fund Operating Expenses and Net Expenses remain as stated in the above table and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 YEAR/(1)/ 3 YEARS 5 YEARS 10 YEARS
                         $168      $669   $1,196   $2,642

/(1)/The costs for 1 year take into account fee waivers and expense reimbursements.

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MANAGEMENT

The Fund is a series of Forum Funds (the "Trust"), an open-end, management investment company (mutual fund). The business of the Trust and of the Fund is managed under the direction of the Board of Trustees (the "Board"). The Board formulates the general policies of the Fund and meets periodically to review the Fund's performance, monitor investment activities and practices and discuss other matters affecting the Fund. Additional information regarding the Board, as well as the Trust's executive officers, may be found in the Statement of Additional Information ("SAI").

THE ADVISER

The Adviser is Mastrapasqua Asset Management, Inc., 814 Church Street, Suite 600, Nashville, TN 37203. The Adviser was incorporated in January 1993 and currently provides investment advisory services to individuals, pension and profit sharing plans, trusts, corporations and other business entities, as well as other investment companies.

Subject to the general control of the Board, the Adviser makes investment decisions for the Fund. The Adviser receives an advisory fee at an annual rate of 1.00% of the average daily net assets of the Fund. For the fiscal year ended May 31, 2005, the Adviser waived a portion of its fee and only received an advisory fee equal to 0.46% of the Fund's average daily net assets.

A discussion summarizing the basis on which the Board most recently approved the continuation of the Investment Advisory Agreement between the Trust and the Adviser with respect to the Fund will be included in the Fund's semi-annual report for the six months ended November 30, 2005 and is currently available in the SAI.

As of August 31, 2005, the Adviser had approximately $1.1 billion in assets under management.

PORTFOLIO MANAGERS

Frank Mastrapasqua and Thomas Trantum are responsible for the day-to-day management of the Fund.

FRANK MASTRAPASQUA Chairman and Chief Executive Officer of the Adviser since 1993. Dr. Mastrapasqua has more than 30 years of experience in the investment industry and prior to his establishment of the Adviser, was a Partner and Director of Research at J.C. Bradford & Co. Prior to that, Dr. Mastrapasqua was a Senior Vice President, Chief Economist and Manager of Fixed Income Research at Salomon Smith Barney, Inc.

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THOMAS TRANTUM President of the Adviser since 1993. Mr. Trantum has more than
30 years experience in the investment industry and prior to the establishment of the Adviser, was a Partner and Senior Security Analyst at J.C. Bradford & Co. Prior to that, Mr. Trantum was Chief Executive Officer of Gulf & Mississippi Corporation, a railroad holding company.

The Fund's SAI provides additional information about each Portfolio Manager's compensation, other accounts managed by each Portfolio Manager and each Portfolio Manager's ownership of securities in the Fund.

OTHER SERVICE PROVIDERS

Citigroup Fund Services, LLC, ("Citigroup"), provides certain administration, portfolio accounting and transfer agency services to the Fund.

Foreside Fund Services, LLC, the Trust's principal underwriter (the "Distributor") acts as the Trust's representative in connection with the offering of Fund Shares. The distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares. The Distributor is not affiliated with the Adviser or with Citigroup or its affiliated companies.

The Trust has adopted a shareholder servicing plan under which the Trust pays Citigroup a fee at an annual rate of 0.25% of the Fund's average daily net assets for providing shareholder service activities that are not otherwise provided by the transfer agent. Citigroup may pay this fee to various financial institutions that provide shareholder servicing to their customers invested in the Fund.

FUND EXPENSES

The Fund pays for its own expenses. The Fund's expenses consist of its own expenses as well as Trust expenses that are allocated among the Fund and the other funds of the Trust. The Adviser or other service providers may waive all or any portion of their fees and/or reimburse certain expenses of the Fund. Any waiver or expense reimbursement increases the Fund's performance for the period during which the waiver or reimbursement was in effect and may not be recouped at a later date.

The Adviser has contractually undertaken to waive its fees and reimburse expenses of the Fund in order to limit the Fund's expenses (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) to 1.65% or less of the average daily net assets of the Fund through September 30, 2006. In addition to this contractual expense cap arrangement, the Adviser will voluntarily waive fees and/or reimburse the Fund's expenses so that the Fund's Total Annual Fund Operating Expenses will not exceed 1.25%.

                                                                             9

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YOUR ACCOUNT

HOW TO CONTACT THE FUND

WRITE TO US AT:
 Mastrapasqua Growth
 Fund
 P.O. Box 446
 Portland, Maine 04112
OVERNIGHT ADDRESS:
 Mastrapasqua Growth
 Fund
 Two Portland Square
 Portland, Maine 04101
TELEPHONE US AT:
 (800) 448-0982 (Toll Free)
WIRE INVESTMENTS (OR ACH PAYMENTS) TO US AT:
 Citibank, N.A.
 New York, New York
 ABA #021000089
FOR CREDIT TO:
 Citigroup Fund Services, LLC
 Account # 30576692
 Mastrapasqua Growth
 Fund
 (Your Name)
 (Your Account Number)

GENERAL INFORMATION

You may purchase or sell (redeem) the Fund's shares on each weekday that the New York Stock Exchange is open. Under unusual circumstances, the Fund may accept and process orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers.

You may purchase or sell (redeem) Fund shares at the net asset value of a share ("NAV") next calculated after the transfer agent receives your request in proper form (as described in this Prospectus on pages 12 through 19). For instance, if the transfer agent receives your purchase request in proper form after 4:00 p.m., Eastern time, your transaction will be priced at the next business day's NAV. The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

The Fund does not issue share certificates.

If you purchase shares directly from the Fund, you will receive quarterly statements and a confirmation of each transaction. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations.

The Fund reserves the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges and exchange privileges.

WHEN AND HOW NAV IS DETERMINED The Fund calculates its NAV as of the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each weekday except days when the New York Stock Exchange is closed. Under unusual circumstances, the Fund may accept and process orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers. The time at which NAV is calculated may change in case of an emergency.

The Fund's NAV is determined by taking the market value of the Fund's total assets, subtracting the Fund's liabilities and then dividing the result (net assets) by the number of outstanding shares of the Fund.

The Fund values securities for which market quotations are readily available at current market value other than certain short-term securities which are valued at amortized cost. Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the

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New York Stock Exchange (normally 4:00 p.m. Eastern time) on the Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price. Fixed income securities may be valued at prices supplied by the Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

The Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available or the Adviser believes the prices or values available are unreliable. Market quotations may not be readily available or may be unreliable if, among other things (1) the exchange on which the Fund's security is principally traded closes early; (2) trading in a portfolio security was halted during the day and did not resume prior to the time as of which the Fund calculates its NAV, or (3) events occur after the close of the securities markets on which the Fund's portfolio securities primarily trade but before the time as of which the Fund calculates its NAV.

Fair valuation is based on subjective factors and as a result, the fair value price of a security may differ from the security's market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

TRANSACTIONS THROUGH THIRD PARTIES If you invest through a broker or other financial institution, the policies and fees charged by that institution may be different than those of the Fund. Financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions also may provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.

The Adviser may enter into arrangements with financial institutions whereby the Adviser agrees to pay a financial institution for inclusion of the Fund on the financial institution's mutual fund "supermarket" platform.

ANTI-MONEY LAUNDERING PROGRAM Customer identification and verification are part of the Fund's overall obligation to deter money laundering under Federal Law. The Trust has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or
(iii) involuntarily close your account in cases of threatening conduct or

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suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Trust management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

PORTFOLIO HOLDINGS A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI.

BUYING SHARES

HOW TO MAKE PAYMENTS All investments must be made by check, ACH or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust's anti-money laundering procedures, the Fund does not accept purchases made by credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, cashier's check, bank draft or traveler's check).

     CHECKS For individual, sole proprietorship, joint, Uniform Gifts to Minors Act ("UGMA") or Uniform Transfers to Minors Act ("UTMA") accounts, the check must be made payable to "Mastrapasqua Growth Fund" or to one or more owners of the account and endorsed to "Mastrapasqua Growth Fund." For all other accounts, the check must be made payable on its face to "Mastrapasqua Growth Fund." A $20 charge may be imposed on any returned checks.

     ACH Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank, which allows financial institutions to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service.

     WIRES Instruct your U.S. financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

MINIMUM INVESTMENTS The Fund accepts investments in the following minimum amounts:

                                                   MINIMUM    MINIMUM
                                                   INITIAL   ADDITIONAL
                                                  INVESTMENT INVESTMENT
        Standard Accounts                           $2,000      $250
        Traditional and Roth IRA Accounts           $1,000      $250
        Accounts with Systematic Investment Plans   $1,000      $250

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ACCOUNT REQUIREMENTS

                  TYPE OF ACCOUNT             REQUIREMENT

              INDIVIDUAL, SOLE          . Instructions must be
              PROPRIETORSHIP AND JOINT    signed by all persons
              ACCOUNTS                    required to sign
              Individual accounts are     exactly as their names
              owned by one person, as     appear on the account
              are sole proprietorship
              accounts. Joint accounts
              have two or more owners
              (tenants)

              GIFTS OR TRANSFERS TO A   . Depending on state
              MINOR (UGMA, UTMA)          laws, you can set up a
              These custodial accounts    custodial account
              provide a way to give       under UGMA or UTMA
              money to a child and      . The custodian must
              obtain tax benefits         sign instructions in a
                                          manner indicating
                                          custodial capacity

              BUSINESS ENTITIES         . Submit a secretary's
                                          (or similar)
                                          certificate covering
                                          incumbency and
                                          authority

              TRUSTS                    . The trust must be
                                          established before an
                                          account can be opened
                                        . Provide the first and
                                          signature pages from
                                          the trust documents
                                          identifying the
                                          trustees

ACCOUNT APPLICATION AND CUSTOMER IDENTITY VERIFICATION To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your name, address, date of birth, social security number, and other information or documents that will allow us to identify you.

If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your broker. If the Funds cannot obtain the required information within a timeframe established in our sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the NAV next calculated after receipt of your application in proper form. If your application is accepted, the Fund will then attempt to verify your identity using the information you have

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supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in our sole discretion. If the Fund cannot do so, the Fund reserves the right to close your account at the NAV next calculated after the Fund decides to close your account and to remit proceeds to you via check, but only if your original check clears the bank. If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes and will not be able to recoup any sales charges or redemption fees assessed.

The Fund may reject your application under the Trust's Anti-Money Laundering Program. Under this program your money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.

LIMITATIONS ON FREQUENT PURCHASES The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Fund's policy to discourage short-term trading. Frequent trading in the Fund such as trades seeking short-term profits from market momentum and other timing strategies may interfere with the management of the Fund's portfolio and result in increased administrative and brokerage costs and a potential dilution in the value of Fund shares. As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders.

Focus is placed on identifying redemption transactions which may be harmful to the Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchases within a pre-determined period of time. If frequent trading trends are detected, an appropriate course of action is taken. The Fund reserves the right to cancel (within one business day), restrict, or reject without any prior notice, any purchase or exchange order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund's portfolio, and purchase orders not accompanied by payment.

Because the Fund receives purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemptions. As a consequence, the Fund's ability to monitor and discourage abusive trading practices in such accounts may be limited.

The Fund reserves the right to refuse any purchase (including exchange) request, particularly requests that could adversely affect the Fund or its operations.

14

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INVESTMENT PROCEDURES


               HOW TO OPEN AN ACCOUNT     HOW TO ADD TO YOUR ACCOUNT

              BY CHECK                  BY CHECK
              . Call or write us for    . Fill out an investment
                an account application    slip from a
              . Complete the              confirmation or write
                application (and other    us a letter
                required documents)     . Write your account
              . Mail us your original     number on your check
                application (and other  . Mail us the slip (or
                required documents)       your letter) and the
                and a check               check

              BY WIRE                   BY WIRE
              . Call or write us for    . Call to notify us of
                an account application    your incoming wire
              . Complete the            . Instruct your
                application (and other    financial institution
                required documents)       to wire your money to
              . Call us to fax the        us
                completed application
                (and other required
                documents) and we will
                assign you an account
                number
              . Mail us your original
                application (and other
                required documents)
              . Instruct your
                financial institution
                to wire your money to
                us

              BY ACH PAYMENT            BY SYSTEMATIC INVESTMENT
              . Call or write us for    . Complete the
                an account application    systematic investment
              . Complete the              section of the
                application (and other    application
                required documents)     . Attach a voided check
              . Call us to fax the        to your application
                completed application   . Mail us the completed
                (and other required       original application
                documents) and we will    and voided check
                assign you an account   . We will electronically
                number                    debit the purchase
              . Mail us your original     amount from the
                application (and other    financial institution
                required documents)       identified in your
              . We will electronically    account application
                debit the purchase
                amount from the
                financial institution
                account identified in
                your account
                application

                                    [GRAPHIC]





SYSTEMATIC INVESTMENTS You may invest a specified amount of money in the Fund once or twice a month on specified dates. These payments are taken from your account at your designated financial institution by ACH payment. Systematic investments must be for at least $250.

CANCELED OR FAILED PAYMENTS The Fund accepts checks and ACH transfers at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or the transfer agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the Transfer Agent) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase or exchange due to nonpayment.

SELLING SHARES

The Fund processes redemption orders promptly. Under normal circumstances, the Fund will send redemption proceeds to you within a week. If the Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until such payment is received, which may be up to 15 calendar days.

                                    [GRAPHIC]





                           HOW TO SELL SHARES FROM
                                 YOUR ACCOUNT

                           BY MAIL
                           . Prepare a written
                             request including:
                            . Your name(s) and
                              signature(s)
                            . Your account number
                            . The Fund name
                            . The dollar amount or
                              number of shares you
                              want to sell
                            . How and where to send
                              the redemption
                              proceeds
                           . Obtain a signature
                             guarantee (if required)
                           . Obtain other
                             documentation (if
                             required)
                           . Mail us your request
                             and documentation

                           BY WIRE
                           . Wire redemptions are
                             only available if your
                             redemption is for
                             $5,000 or more and you
                             did not decline wire
                             redemption privileges
                             on your account
                             application
                           . Call us with your
                             request (unless you
                             declined telephone
                             redemption privileges
                             on your account
                             application) (See "By
                             Telephone") OR
                           . Mail us your request
                             (See "By Mail")

                           BY TELEPHONE
                           . Call us with your
                             request (unless you
                             declined telephone
                             redemption privileges
                             on your account
                             application)
                           . Provide the following
                             information:
                            . Your account number
                            . Exact name(s) in
                              which the account is
                              registered
                            . Additional form of
                              identification
                           . Redemption proceeds
                             will be:
                            . Mailed to you OR
                            . Wired to you (unless
                              you declined wire
                              redemption privileges
                              on your account
                              application) (See "By
                              Wire")

                           SYSTEMATICALLY
                           . Complete the
                             systematic withdrawal
                             section of the
                             application
                           . Attach a voided check
                             to your application
                           . Mail us your original
                             completed application
                           . Redemption proceeds
                             will be electronically
                             credited to your
                             account at the
                             financial institution
                             identified on your
                             account application

WIRE REDEMPTION PRIVILEGES You may redeem your shares by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000.

TELEPHONE REDEMPTION PRIVILEGES You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You

                                    [GRAPHIC]




may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

SYSTEMATIC WITHDRAWALS You may redeem a specified amount of money from your account once a month on a specified date. These payments are sent from your account to a designated account at a financial institution by ACH payment. Systematic withdrawals must be for at least $250.

SIGNATURE GUARANTEE REQUIREMENTS To protect you and the Fund against fraud, signatures on certain requests must have a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain a signature guarantee from most banking institutions or securities brokers, but not from a notary public. The transfer agent will need written instructions signed by all registered shareholders, with a signature guarantee for each shareholder, for any of the following:

  .  Written requests to redeem $100,000 or more

  .  Changes to a shareholder's record name

  . Redemptions from an account for which the address or account registration has changed within the last 30 days

  . Sending redemption and distribution proceeds to any person, address or financial institution account not on record

  . Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account

  . Adding or changing ACH or wire instructions, telephone redemption or exchange option or any other election in connection with your account

The transfer agent reserves the right to require signature guarantees on all redemptions.

SMALL ACCOUNTS If the value of your account falls below $1,000 ($500 for IRAs), the Fund may ask you to increase your balance. If the account value is still below $1,000 ($500 for IRAs) after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account's market value.

REDEMPTIONS IN KIND The Fund reserves the right to pay redemption proceeds in portfolio securities rather than in cash. These redemptions "in kind" usually occur if the amount to be redeemed is large enough to affect the Fund's operations (for example, if it represents more than 1% of the Fund's assets).

LOST ACCOUNTS The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on two or more occasions, unless the transfer agent determines your new address. When an account is lost, all distributions on the

                                    [GRAPHIC]




account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent may be reinvested at the then-current NAV and the checks will be canceled.

EXCHANGE PRIVILEGES

You may exchange your Fund shares for shares of another fund of the Trust. For a list of funds available for exchange, you may call the Transfer Agent. Because exchanges are a sale and purchase of shares, they may have tax consequences. The Fund reserves the right to refuse any exchange request, particularly requests that could adversely affect the Fund or its operations.

REQUIREMENTS You may make exchanges only between identically registered accounts (name(s), address and taxpayer ID number). There is currently no limit on exchanges, but the Fund reserves the right to limit exchanges. You may exchange your shares by mail or telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the Transfer Agent takes reasonable measures to verify that the order is genuine.

                               HOW TO EXCHANGE

                           BY MAIL
                           . Prepare a written
                             request including:
                            . Your name(s) and
                              signature(s)
                            . Your account number
                            . The names of each
                              fund you are
                              exchanging
                            . The dollar amount or
                              number of shares you
                              want to sell (and
                              exchange)
                           . Open a new account and
                             complete an account
                             application if you are
                             requesting different
                             shareholder privileges
                           . Obtain a signature
                             guarantee, (if
                             required)
                           . Mail us your request
                             and documentation

                           BY TELEPHONE
                           . Call us with your
                             request (unless you
                             declined telephone
                             redemption privileges
                             on your account
                             application)
                           . Provide the following
                             information:
                            . Your account number
                            . Exact name(s) in
                              which account is
                              registered
                            . Additional form of
                              identification

RETIREMENT ACCOUNTS

The Fund offers IRA accounts, including traditional and Roth IRAs. Fund shares may also be appropriate for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year in which the contribution is made.

                                    [GRAPHIC]



OTHER INFORMATION

DISTRIBUTIONS

The Fund declares distributions from net investment income and pays those distributions quarterly. Any net capital gain realized by the Fund will be distributed at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

The Fund operates in a manner such that it will not be liable for Federal income or excise taxes.

You will generally be taxed on the Fund's distributions, regardless of whether you reinvest them or receive them in cash. The Fund's distributions of net income (including short-term capital gain) are taxable to you as ordinary income. The Fund's distributions of long-term capital gain, are taxable to you as long-term capital gain regardless of how long you have held your shares. Distributions may also be subject to certain state and local taxes.

A portion of the Fund's distributions may be treated as "qualified dividend income," taxable to individuals at a maximum Federal income tax rate of 15% (5% for individuals in lower tax brackets) through 2008. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met by the Fund and the shareholder.

Distributions of capital gain and the Fund's distribution of net investment income reduce the NAV of the Fund's shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment.

The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes. You will recognize a gain or loss on such transaction equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held your Fund shares for more than one year at the time of the sale or exchange.

                                    [GRAPHIC]





The Fund may be required to withhold Federal income tax at the Federal backup withholding rate on all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Rather, any amounts withheld may be credited against your Federal income tax liability.

The Fund will mail you reports containing information about the income tax status of distributions paid during the year after December 31 of each year.

For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

ORGANIZATION

The Trust is a Delaware statutory trust. The Fund does not expect to hold shareholders' meetings unless required by Federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders' meetings unless a matter relates only to specific series (such as approval of an advisory agreement for the Fund). From time to time, large shareholders may control the Fund or the Trust.

                                    [GRAPHIC]



FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. Total return in the table represents the rate an investor would have earned (or lost) on an investment in the Fund (assuming the reinvestment of all distributions). This information has been derived from the Fund's financial statements for the year ended May 31, 2005, which have been audited by Deloitte & Touche LLP. The Fund's financial statements and the report of the independent registered public accounting firm are included in the Annual Report dated May 31, 2005, which is available upon request, without charge.

                                       YEAR        YEAR      YEAR      YEAR       JULY 5,
                                       ENDED       ENDED     ENDED     ENDED    2000/(A)/ TO
                                      MAY 31,     MAY 31,   MAY 31,   MAY 31,     MAY 31,
                                       2005        2004      2003      2002         2001
SELECTED DATA FOR A SINGLE
 SHARE
NET ASSET VALUE,
 BEGINNING OF PERIOD               $  5.02       $  4.26   $  4.36   $  6.42    $ 10.00
                                   -------       -------   -------   -------    -------
INVESTMENT
 OPERATIONS:
  Net investment income (loss)       (0.06)/(b)/   (0.06)    (0.04)    (0.06)     (0.06)
  Net realized and unrealized
   gain (loss) on investments         0.28          0.82     (0.06)    (2.00)     (3.52)
                                   -------       -------   -------   -------    -------
Total from Investment
 Operations                           0.22          0.76     (0.10)    (2.06)     (3.58)
                                   -------       -------   -------   -------    -------
NET ASSET VALUE,
 END OF PERIOD                     $  5.24       $  5.02   $  4.26   $  4.36    $  6.42
                                   =======       =======   =======   =======    =======
TOTAL RETURN/(c)/                     4.38%        17.84%    (2.29)%  (32.09)%   (35.80)%
RATIO/SUPPLEMENTARY
 DATA
Net Assets at End of Period
 (000's omitted)                   $14,379       $15,823   $13,620   $12,769    $15,628
Ratios to Average Net Assets/(d)/:
Net expenses                          1.65%         1.65%     1.65%     1.65%      1.65%/(b)/
Gross expenses/(e)/                   2.36%         2.28%     2.32%     2.04%      1.98%/(b)/
Net investment income (loss)         (1.12)%       (1.29)%   (1.23)%   (1.23)%    (0.99)%/(b)/
PORTFOLIO TURNOVER
 RATE                                   42%           45%       34%       57%        33%

/(a)/Commencement of operations.
/(b)/Calculated based on average shares outstanding during the period. /(c)/Not annualized for periods less than one year.
/(d)/Annualized for periods less than one year.
/(e)/Reflects the expense ratio excluding any waivers and/or reimbursements.

[LOGO]

                                 MASTRAPASQUA
                                  GROWTH FUND
                             FOR MORE INFORMATION
                          ANNUAL/SEMI-ANNUAL REPORTS
Additional information about the Fund's investments is contained in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

                  STATEMENT OF ADDITIONAL INFORMATION ("SAI")
 The SAI provides more detailed information about the Fund and is incorporated by reference into, and thus is a part of, this Prospectus.

                              CONTACTING THE FUND
 You can get free copies of the Fund's annual and semi-annual reports and SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

                           MASTRAPASQUA GROWTH FUND
                                 P.O. BOX 446
                             PORTLAND, MAINE 04112
                                (800) 448-0982


The Fund's prospectus, SAI and annual/semi-annual reports are also available on the Fund's website at www.mastrapasqua.com.



                SECURITIES AND EXCHANGE COMMISSION INFORMATION
  You can also review the Fund's annual and semi-annual reports, the SAI and other information about the Fund at the Public Reference Room of the Securities and Exchange Commission ("SEC"). The scheduled hours of operation of the Public
 Reference Room may be obtained by calling the SEC at (202) 551-8090. You can get copies of this information, for a fee, by e-mailing or writing to:

                             Public Reference Room
                      Securities and Exchange Commission
                          Washington, D.C. 20549-0102
                      E-mail address: publicinfo@sec.gov

 Fund information, including copies of the annual and semi-annual reports and the SAI, is available from the SEC's
                           Web site at www.sec.gov.


                   Investment Company Act File No. 811-3023